SUPPLEMENTAL AGREEMENT NO. GOT-PA-3780-SA-13

to

Purchase Agreement No. PA-3780

between

THE BOEING COMPANY

and

GAC Inc..

Relating to Boeing Model 737-8 Aircraft

THIS SUPPLEMENTAL AGREEMENT is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and GAC Inc., a company organized under the laws of the Cayman Island (Customer);

Customer and Boeing entered into Purchase Agreement No. PA-3780, dated October 01, 2012 as amended, and supplemented, (Purchase Agreement) relating to the [****] (collectively and individually Aircraft); and this Supplemental Agreement No. 13 (SA-13) is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Customer and Boeing wish to amend the Purchase Agreement for the purchase and sale of [****] and [****] Boeing Model 737-8 (the [****] Aircraft).

WHEREAS, Customer and Boeing wish to administratively incorporate certain terms and conditions that were previously executed in agreement number 6-1163-WEB-1047, “Accommodations for 737 MAX Disruption,” dated March 20, 2020, including but not limited to the following:

(i)	[****] delivery positions of [****] Aircraft (the [****] Aircraft) and [****] Aircraft (the [****] Aircraft) (collectively, the [****] Aircraft);
(ii)	[****] Aircraft, with current scheduled delivery positions [****] (the [****] Aircraft);
(iii)	[****] Aircraft into [****] Aircraft ([****] [****] Substitution Aircraft);
(iv)	[****] Aircraft into [****] Aircraft (the [****] Substitution Aircraft);
(v)	[****] for the remaining [****] Aircraft ([****] Aircraft); and
(vi)	The [****] Aircraft, the [****] Aircraft, the [****] Substitution Aircraft, the [****] Aircraft, and [****] Aircraft will collectively be referred to as the [****] Aircraft.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

GOT-PA-3780-SA-13	PAGE 1
BOEING PROPRIETARY

1.               Table of Contents.

Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this SA-13 into the Purchase Agreement.

2.               Tables.

2.1           Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the new delivery positions of the [****] Aircraft.

2.2           Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the (a) [****] positions of the [****] Aircraft, (b) the [****] of [****] Aircraft, and (c) the addition of the [****] Substitution Aircraft.

2.3           Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the addition of the [****] Substitution Aircraft.

2.4           Table [****] “[****] Aircraft Delivery, Description, Price and Advance Payments,” is added to and incorporated into the Purchase Agreement to document the delivery positions and pricing related to the [****] Aircraft.

3.               Exhibit.

Exhibits [****] through [****], “Aircraft Configuration” are added to and incorporated into the Purchase Agreement to document the aircraft configuration relating to the [****] Aircraft.

4.               Letter Agreements.

4.1           Letter Agreement GOT-PA-3780-LA-2102847, “[****] Aircraft Matters,” (attached hereto) is added to and incorporated into the Purchase Agreement to specify business considerations related to the [****] Aircraft.

4.2           Letter Agreement GOT-PA-3780-LA-2103050, “Accommodations Agreement Matters” (attached hereto) is added to and incorporated into the Purchase Agreement to document the specific terms and conditions relating to the [****] Aircraft.

4.3           Letter Agreement GOT-PA-3780-LA-1207737R3, “Special Matters” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1207737R4, “Special Matters” (attached hereto) to document the applicability of [****] to the [****] Aircraft.

4.4           Letter Agreement GOT-PA-3780-LA-1207836R3, “Advance Payment Matters” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1207836R4, “Advance Payment Matters” (attached hereto) to reflect the [****] matters related to advance payment [****].

4.5           Letter Agreement GOT-PA-3780-LA-1804642, “[****] Substitution,” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1804642R1,

GOT-PA-3780-SA-13	PAGE 2
BOEING PROPRIETARY

“[****] Substitution” (attached hereto) to document the agreed to available number of [****] Substitute Aircraft from [****].

4.6           Letter Agreement GOT-PA-3780-LA-1207848R5, “[****]” is here by deleted in its entirety due to the [****] the [****] Aircraft.

5.               Miscellaneous.

5.1           The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this SA-13 by this reference.

5.2           This SA-13 will become effective upon execution and receipt by both Parties on or before July 21, 2021, after which date this SA-13 will be null and void and have no force or effect.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC Inc.

[****]	[****]
[****]	Signature

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-SA-13	PAGE 3
BOEING PROPRIETARY

TABLE OF CONTENTS

Supplemental Agreement NUMBER 13

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

[****]	[****] Aircraft Information Table SA-13
[****]	[****] Aircraft Information Table SA-13
[****]	[****] Aircraft Information Table SA-13
[****]	[****] Remarket Aircraft Information Table SA-13

EXHIBIT
A	[****] Aircraft Configuration SA-9
A2	[****] Aircraft Configuration SA-10
A3	[****] Aircraft Configuration SA-13
A4	[****] Aircraft Configuration SA-13
A5	[****] Aircraft Configuration SA-13
A6	[****] Aircraft Configuration SA-13
A7	[****] Aircraft Configuration SA-13
A8	[****] Aircraft Configuration SA-13
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables SA-8
CS1.	Customer Support Variables SA-9
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number
GOT-PA-3780-LA-1207832	Loading of Customer Software
GOT-PA-3780-LA-1207833	Spare Parts Initial Provisioning
GOT-PA-3780-LA-1207834	Purchase Rights
GOT-PA-3780-LA-1207835R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1207836R4	Advance Payments Matters	SA-13
GOT-PA-3780-LA-1207838R1	Promotional Support	SA-3
GOT-PA-3780-LA-1207737R4	Special Matters	SA-13
GOT-PA-3780-LA-1207734R1	[****] Non Excusable Delay	SA-3
GOT-PA-3780-LA-1207839	Demonstration Flight Waiver
GOT-PA-3780-LA-1207840R4	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1207841	Boeing Purchase of Buyer Furnished Equipment
GOT-PA-3780-LA-1207842R1	Open Matters	SA-10
GOT-PA-3780-LA-1207845	AGTA Matters
~~GOT-PA-3780-LA-1207848R5~~	[****] ~~Positions~~	SA-13
GOT-PA-3780-LA-1207735R2	Performance Matters [****]
GOT-PA-3780-LA-1207830	[****] Guarantee [****]
GOT-PA-3780-LA-1207847	Aircraft [****] Program
GOT-PA-3780-LA-1501790R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1600544	Other Payment Matters	SA-10
GOT-PA-3780-LA-1701805	Seller Purchased Equipment	SA-9
GOT-PA-3780-LA-1804583	[****] Performance Guarantees	SA-10
GOT-PA-3780-LA-1804642R1	[****] Substitution	SA-13
GOT-PA-3780-LA-1804661	[****] Aircraft Purchase [****]	SA-10
GOT-PA-3780-LA-1804029	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1804679	Aircraft Model Substitution [****]	SA-10
GOT-PA-3780-LA-1804682	Substitution of Model [****]	SA-10
GOT-PA-3780-LA-2102847	Special Matters - [****] Aircraft	SA-13
GOT-PA-3780-LA-2103050	Accommodations Agreement Matters	SA-13

GOT-PA-3780-SA-13	PAGE 2
BOEING PROPRIETARY

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	1	October	2012
SA-2	4	November	2013
SA-3	2	October	2015
SA-4	2	October	2015
SA-5	6	November	2015
SA-6		Not used	2016
SA-7	19	April	2016
SA-8	5	December	2016
SA-9	22	January	2017
SA-10	12	September	2018
SA-11	21	November	2018
SA-12	23	September	2019
SA-13		July	2021

GOT-PA-3780-SA-13	PAGE 3
BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula:
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data:
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE) [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate [****]
Seller Purchased Equipment (SPE) Estimate [****]
LIFT Seats Provided by Boeing (Estimate): [****]
Deposit per Aircraft: [****]

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Escalation at delivery will be calculated per the standard Supplemental Exhibit AE1

Boeing Proprietary

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula: [****]
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data:
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE): [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate: [****]
Seller Purchased Equipment (SPE) Estimate: [****]
LIFT Seats Provided by Boeing (Estimate): [****]
Deposit per Aircraft:

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Boeing Proprietary

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Boeing Proprietary

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Boeing Proprietary

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula: [****]
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data: [****]
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE) [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate [****]
Seller Purchased Equipment (SPE) Estimate [****]
LIFT Seats Provided by Boeing (Estimate) [****]
Deposit per Aircraft [****]

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Boeing Proprietary

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Boeing Proprietary

Table 1-4 To
Purchase Agreement No. PA-03780

[****]

Aircraft Model	Aircraft Rank*	Delivery Month	Exhibit A Reference	[****] Price
[****] *Aircraft Rank is provided for administrative purposes only, [****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A3 to Purchase Agreement Number 3780

Boeing Proprietary

EXHIBIT A3

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A4 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A4

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A5 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A5

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A6 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A6

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A7 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A7

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A8 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A8

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-2102847

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:	[****] Aircraft Matters

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to [****] aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and is only applicable to [****]. All capitalized terms which are not otherwise defined herein shall have the definitions specified in the Purchase Agreement.

Except as expressly amended by the terms of this Letter Agreement, [****] Aircraft are in all other respects “Aircraft” under the terms of the Purchase Agreement.

1.               [****] Aircraft Configuration.

1.1       The [****] Aircraft were [****] as described in this Letter Agreement. [****] Seller Purchased Equipment (SPE), and maximum takeoff weight (MTOW) and engine thrust as described below ([****] Configurations).

1.2       Notwithstanding the configuration described in Exhibits [****] through [****], [****] Aircraft will be configured with an MTOW of [****].

1.3       Notwithstanding the configuration described in the applicable [****] Higher operating thrust [****] that [****] thrust must be [****] from Boeing, or Customer must obtain [****] such [****] or [****].

2.               Regulatory Requirements.

The [****] not included in the purchase price of the [****] subject to pricing, offerability, and mutually agreed terms (including delivery schedule) between Customer and Boeing.

3.               Delivery Timing.

The scheduled delivery months of [****] provided in Table 1-4 of the Purchase Agreement.

4.               [****] Pricing and Escalation.

4.1           [****] purchase price at delivery is provided in Table 1-4 of the Purchase Agreement.

GOT-PA-3780-LA-2102847	PAGE 1
Remarket Aircraft Matters	SA-13
BOEING PROPRIETARY

4.2           [****] Credit Memoranda. [****] delivery of the [****], Boeing will issue to Customer a [****] in the [****] amount [****] can be used solely for [****] and services and will be made available to Customer [****].

4.3           [****] prices provided in Table 1-4 are based on Customer taking delivery [****] tendered for delivery by Boeing. If Customer delays acceptance [****] in addition to Boeing’s rights under the [****] for such [****] will [****] at a [****] amount [****] for each calendar month [****] after [****].

5.                Relevant SPE.

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases and that is identified as SPE in the Detail Specification for an aircraft. [****] The following terms apply to the Relevant SPE:

5.1           [****] will be delivered with the [****] is necessary for Boeing to obtain the FAA export certificate of airworthiness [****].

5.2           Supplier Warranty. Boeing will engage with the suppliers of the Relevant SPE to assist Customer in obtaining [****]. In addition, Customer understands and agrees that it will work directly with the suppliers of Relevant SPE [****].

5.3           [****] Considerations. Boeing will coordinate directly with the suppliers of the Relevant SPE [****]. Customer acknowledges that it will not seek or claim any incentives or discounts related to the Relevant SPE from the applicable suppliers [****].

5.4           Indemnification. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with any nonconformance or defect in any Relevant SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the Relevant SPE. For purposes of this indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

6.               [****]

6.1           [****] will deliver to customer [****] Configuration [****], except for [****] prior to delivery [****]:

6.1.1     [****] - [****];

6.1.2     Placards required by Customer’s regulatory authority for certification and Customer’s standard operation;

6.1.3     Boeing aircraft operational software [****];

6.1.4     [****] manuals (AFM/FCOM/QRH, maintenance manuals); and

6.1.5     Airplane identification / coding [****].

GOT-PA-3780-LA-2102847		PAGE 2
[****] Matters	SA-13
BOEING PROPRIETARY

6.2           [****] configuration [****] requested by Customer will [****] Customer and Boeing.

7.               Assignment.

Unless otherwise noted herein, the provisions described in this Letter Agreement are provided as a accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.               Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]
[****]	[****]

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-2102847		PAGE 3
[****] Matters	SA-13
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1207737R4

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:	Special Matters

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Aircraft and Aircraft that become the subject of model substitution under the terms and conditions of any applicable aircraft minor model substitution letter agreement. Any Aircraft that are substituted from [****] aircraft are hereinafter defined [****] Substitute Aircraft. Any Aircraft that are substituted from [****] to become [****] are hereinafter defined [****] Substitute Aircraft Any Aircraft that are substituted [****] become [****] hereinafter defined [****] Substitute Aircraft.

Any Aircraft that are substituted from [****] to become [****] hereinafter defined [****] Substitute Aircraft. The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of the Purchase Agreement and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. For clarity, this Letter Agreement is not applicable [****] of the Purchase Agreement.

1.       [****] Requirement

Customer shall purchase [****] aircraft by means of an Option Exercise under the terms and conditions of Purchase Agreement 2910, Supplemental Agreement 21, concurrent with the execution of the Purchase Agreement to obtain the business considerations described in this Letter Agreement. This obligation has been fulfilled.

2.       [****] Credit Memoranda

[****] Advance Payment required under GOT-PA-3780-LA-1207836 Advance Payment Matters was [****] as such, [****] credit memoranda ([****] Credit Memoranda) for the [****] Aircraft will be the following amounts depending on delivery date:

2.1       Applicable to the [****] and [****].

GOT-PA-3780-LA-1207737R4	PAGE 4
Special Matters	SA-13
BOEING PROPRIETARY

2.1.1 The [****] Credit Memoranda for [****] will be:

(i) [****] Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft identified as a [****] or [****] pursuant to Table 1 to the Purchase Agreement.

2.2       Applicable to [****] and [****].

2.2.1 [****] Credit Memoranda for [****] Aircraft and will be:

(i) [****] Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft for the remaining [****] identified [****] or [****] pursuant to Table 1 to the Purchase Agreement

2.3       Applicable [****] and [****].

2.3.1 [****] Credit Memoranda for [****] will be:

(i) [****] identified as [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft [****] or [****].

2.4        Applicable [****] Aircraft:

2.4.1 [****] Credit Memoranda for [****] will be:

(i) [****] identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] identified as [****] or [****] pursuant to Table 1 to the Purchase Agreement.

2.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, [****] Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

3.       [****] Credit Memoranda

3.1       Applicable to [****] and [****].

Boeing will provide Customer with [****] credit memoranda ([****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

3.2       Applicable to [****] and [****].

[****] Credit Memoranda associated with the purchase of [****] in the amount of [****].

3.3       Applicable to [****]

[****] Credit Memoranda associated with the purchase [****] will be [****].

3.4        Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****].

GOT-PA-3780-LA-1207737R4	PAGE 5
Special Matters	SA-13

3.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

4.       [****] Credit Memoranda

In recognition of the Customer [****], Boeing will provide the following [****]:
4.1 Applicable to [****] and [****]:

Boeing will provide Customer with a [****] credit memoranda [****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

4.2       Applicable to [****] and [****]:

[****] Credit Memoranda associated with the purchase of the [****] will be [****].

4.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

4.4       Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

4.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****] or for [****], but not for [****]

4.6       Boeing has the right to [****] at delivery of the Aircraft, [****] Substitute Aircraft, as applicable, if one of the following conditions are met:

(i)              [****] in the [****] category with a Maximum Takeoff Weight (MTOW) ranging from [****] pounds from [****]; and

(ii)             [****] in the [****] category with a [****] from [****] pounds from [****].

5.       [****] Credit Memoranda

In recognition of the Customer [****] operator, Boeing will provide the following special consideration:

5.1       Applicable to [****] and [****]:

Boeing will provide Customer with a [****] credit memoranda ([****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

5.2       Applicable to [****] and [****]

[****] Credit Memoranda associated with the [****] will be [****].

5.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

5.4       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

GOT-PA-3780-LA-1207737R4	PAGE 6
Special Matters	SA-13

5.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****] or for [****], but not for [****].

6.       [****] Credit Memoranda

In recognition of the Customer [****], Boeing will provide the following [****]:

6.1       Applicable to [****] and [****]:

Boeing will provide Customer with [****] credit memoranda [****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****]

6.2       Applicable to [****] and [****]

[****] Credit Memoranda associated with the purchase of the [****] will be [****]

6.3       Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

6.4       [****] Credit Memoranda will be issued [****] with the [****] of each of the Aircraft [****] Substitute Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

6.5       Boeing has the right to [****] Credit Memoranda at delivery of the Aircraft, [****] Aircraft, as applicable, if one of the following conditions are met:

(i)              [****] or the [****] and

(ii)             [****] or the [****]

7.       [****] Credit Memorandum

7.1 Applicable to [****] or [****]

In recognition of Customers [****], Boeing will provide Customer a [****] credit memorandum [****] Credit Memorandum) in the amount of [****]

7.2 Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

7.3 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

7.4 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

7.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may only be used [****] but may not be used for [****]

8.       [****] Credit Memorandum

8.1 Applicable to [****] and [****]

GOT-PA-3780-LA-1207737R4	PAGE 7
Special Matters	SA-13

In recognition of [****] Boeing will provide Customer [****] credit memorandum ([****] Credit Memorandum) in the amount of [****], subject to [****] at the time of [****] delivery.

8.2       Applicable to [****] and [****]:

[****] Credit Memoranda associated with the [****] will be [****], subject to [****] at the time of each [****] delivery.

8.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****], subject to [****] at the time of [****] delivery.

8.4       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****], subject to [****] at the time [****] delivery.

8.5        [****] Credit Memorandum may not be applied [****]

9.       [****] Credit Memoranda

9.1 Applicable to [****] and [****]

In recognition of the need for Customer [****] Boeing will provide [****] credit memorandum [****] Credit Memorandum) in the amount of [****]

9.2 Applicable to [****] and [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

9.3 Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

9.4 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

[****] Credit Memoranda will be issued [****] the [****] of each of the Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for the [****] Credit Memoranda to Customer may not be [****].

10.       [****] Credit Memoranda

10.1       For [****] that Customer purchases [****], Boeing will provide [****] Credit Memoranda in the amount of [****]. Customer may purchase [****] Credit Memorandum will not exceed [****]

11.       [****]

11.1       In recognition of increased demand and competition [****] Boeing will provide Customer [****], as further described below:

GOT-PA-3780-LA-1207737R4	PAGE 8
Special Matters	SA-13

Aircraft	MSN
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

The above MSN’s may change but the number of Aircraft [****]

12.       [****] Credit Memoranda

12.1       Boeing will provide Customer [****] credit memorandum [****] Credit Memorandum) in the [****] of [****] Credit Memorandum will be issued no later than [****] to a bank account designated by Customer.

12.2 Boeing will provide Customer [****] credit memorandum [****] Credit Memorandum) in the [****] amount of [****] Credit Memorandum will be issued no later than [****] to a [****]

13.       [****]

(a) In the event that the Customer converts a Purchase Right as granted in Letter Agreement GOT-PA-03780-LA-1207834 into a firm Aircraft purchase, that exercised purchase right aircraft is provided [****] the [****]

(b) Exercised purchase right aircraft may be [****] into [****] Aircraft or [****] Aircraft or [****] per the terms and conditions defined in applicable minor model substitution letter agreement. In the event that this occurs, [****] aircraft will be provided [****] the [****] as applicable in paragraphs 2 through 9 above.

(c) Aircraft originating from a purchase right exercise will also be [****] Aircraft, [****] Aircraft, or [****] Aircraft as applicable as in the Purchase Agreement, with the noted exception that adjustments will be required in some instances due to having the aircraft originating from a purchase right exercise in a different base year dollars than the Aircraft. [****] which will require adjustments to accommodate aircraft originating base year dollars other than [****] as applicable, as purchase rights are exercised.

GOT-PA-3780-LA-1207737R4	PAGE 9
Special Matters	SA-13

14.       Advance Payments and Base Year Pricing – Aircraft and Substitute Aircraft

(a) The [****] terms and conditions for the [****] are the same as those terms and conditions described in the current version of Letter Agreement No. GOT-PA-03780-LA-1207836, Advance Payment Matters to the Purchase Agreement.

(b) The terms and conditions regarding then-current base pricing of the airframe and features in the current versions of the Letter Agreement No. GOT-PA-3780-LA-1207835, [****] and Letter Agreement No. GOT-PA-3780-LA-1501790, [****] and GOT-PA-3780 Substitution [****] which allows for substitution [****] aircraft notwithstanding, the base year pricing will [****] as [****] aircraft originating from the exercise of a purchase right and subsequent or concurrent substitution from [****] the [****] Aircraft, the base year pricing will [****] Substitute that come from firm Aircraft as of SA-10 and not those [****] originating from exercise of a purchase right.

15.       Escalation of Credit Memoranda

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [****] are in [****] base year dollars [****] Substitute Aircraft and 737-9 Substitute Aircraft and in [****] base year dollars for [****] and will be escalated to the scheduled month of the respective Aircraft, [****] Aircraft, or [****] Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. Note that this includes the effect of Letter Agreement No. GOT-PA-03780-LA-1207840, [****] Base Year Pricing, and GOT-PA-03780-LA-1804029 [****] The Credit Memoranda may, at the election of Customer, be [****].

16.       Assignment

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and GOL Linhas Aereas S.A. becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

17.       Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

GOT-PA-3780-LA-1207737R4	PAGE 10
Special Matters	SA-13

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]
[****]	Signature

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-1207737R4	PAGE 11
Special Matters	SA-13

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1207836R4

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject: Advance Payment Matters

Reference:	a) Purchase Agreement No. PA-3780 (PA 3780) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] and [****] (individually, [****], and collectively, Aircraft)

b) Purchase Agreement No. 2910 (PA 2910) between The Boeing Company (Boeing) and GOL Transportes Aereos SA ([****] Customer) relating to [****] aircraft (the [****])

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

For the purposes of this Letter Agreement, (i) “Block 1 Aircraft” are defined as [****] Aircraft and [****] Aircraft, and (ii) the “Block 2” Aircraft are defined as [****] Aircraft, as of the date of this SA-13.

1.               Advance Payment Schedule:

[****] Boeing agrees that Customer [****] the following [****] subject to the terms and conditions further described herein:

1.1           [****] Payment Schedule:

1.2           Block 1 Definitive Agreement Payment.

1.2.1     At the time of Definitive Agreement (DA), the Definitive Agreement Payment (DA Payment) of [****] of the Advance Payment Base Price (APBP) per Aircraft is due from Customer. Customer [****] between [****] of the APBP per Block 1 Aircraft and [****] per Block 1 Aircraft (Block 1 [****] Payment).

1.2.2     The Block 1 [****] Payment will [****], and [****] the [****] amount will be calculated per Article [****].

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payment Matters	PAGE 1
BOEING PROPRIETARY

1.3           Block 2 Definitive Agreement Payment.

1.3.1     With respect to the Block 2 Aircraft, [****] Block 2 Aircraft (Block 2 [****] Payment).

1.3.2     Customer shall pay the Block 2 [****] Payment per the schedule below :

1.4           [****] Advance Payment for the [****].

1.4.1     Notwithstanding the [****] Payment Schedule described in Article 1.1, Customer agrees to make an [****] payment of [****] Advance Payment) no later [****] For the sake of clarity it is hereby confirmed in the Supplemental Agreement 10 that the [****]

[****] Customer will pay to Boeing's account the full amount of the [****] Advance Payment within thirty (30) days [****].

1.5           [****] Advance Payment Schedule.

1.5.1     [****] Definitive Agreement Payment.

1.5.1.1                    [****] Initial Advance Payment. Upon execution of SA-13 to the Purchase Agreement, Customer will pay an initial advance payment in the amount of [****] Initial Advance Payment) for [****] listed on Table [****] to the Purchase Agreement [****].

1.5.1.2                    [****] Definitive Agreement Advance Payment. Upon execution of SA-13 to the Purchase Agreement, in addition to the [****] Initial Advance Payment, Customer will owe advance payments of [****] for a total of [****] Definitive Agreement Advance Payment).

(i)	Under a separate arrangement between Boeing and Customer, Boeing has [****]. [****] to Customer, [****] the [****] business consideration [****] Amount) and apply such [****] Amount towards [****] Agreement [****]

1.6           [****] Advance Payment Schedule.

1.6.1     Notwithstanding [****] Advance Payment Schedule, Customer and Boeing agree that the following [****] schedule set forth in the table below shall apply to the [****] Advance Payment [****]

[****]

1.6.2     The [****] Payment Schedule [****] for each respective Aircraft will [****] Aircraft ([****] Advance Payments).

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payments Matters	PAGE 2
BOEING PROPRIETARY

1.6.3     In the event Customer [****] accordance to the [****] Payment Schedule, then the [****] Advance Payment Schedule [****] to Customer, and Customer [****] in accordance to the [****] Advance Payment Schedule.

2.               [****] Payments:

The foregoing [****] as described in Article 1 above, the Block 1 [****], as described in Article 1.2 above, and the Block 2 [****], as described in Article 1.3 above, constitutes [****] due Boeing pursuant to the advance payment schedule as set forth in [****] of the Purchase Agreement. Accordingly, Customer shall pay [****] to Boeing on all such [****] of the advance payments for the Aircraft, as described herein.

[****] will be [****] on the [****] payments. [****] on the [****] payments will accrue at an [****] equal to the [****] rate as published in the Wall Street Journal, U. S. Edition, and [****], calculated in arrears, [****] charge will be calculated on a [****] day year.

Unless otherwise stated herein, [****] payments will be due on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter [****] charge payments shall be further [****] such that [****] payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery. Any [****] payments for such Aircraft are due and payable [****] of the designated Aircraft.

3.               [****]

3.1           [****] Payment Schedule

Notwithstanding the [****] detailed in Article 2 of this Letter Agreement, provided Customer stays [****] as detailed in Article 1, Boeing agrees to [****] on all Aircraft listed in [****] of the Purchase Agreement, as of the signing of this Letter Agreement, incurred from [****] Payment Schedule described in Article 1.

3.2           [****] Payment

Boeing agrees to [****] for the Block 2 Aircraft detailed in Article 2 of this Letter Agreement. If Customer [****] per the schedule described in Article 1.3.2 above, the [****] detailed in Article 2 of this Letter Agreement for the [****] Payment will be due at delivery of each affected Block 2 Aircraft.

Regarding the Block 1 Aircraft, for the avoidance of any doubt, the [****] incurred by the Block 1 [****] Payments [****]

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payments Matters	PAGE 3
BOEING PROPRIETARY

4.               [****] of Aircraft

4.1           In the event of a [****], of any of the Aircraft under the terms of the Agreement, Boeing will [****] Customer under the above described [****] Schedule after giving effect [****] Boeing in [****] of such [****] amounts.

4.2           In the event of a [****], except as provided for in Article 2 of the Purchase Agreement, [****], of any of the Aircraft under the terms of the Agreement, Boeing will [****] payments due from Customer under the above described [****] Payment Schedule after giving [****] Customer will [****] to Boeing of any amounts due [****] or other charges, as a result of such [****] amounts applicable to such [****] delivery position.

4.3           In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, [****].

5.               Advance Payment [****]

Boeing agrees, pursuant to the terms described below, to [****] paid by Customer with respect to the [****] of the Purchase Agreement and the Reference (b) purchase agreement at [****] For clarification purposes, [****] due upon signing of the Purchase Agreement, and/ or any [****] of a Supplemental Agreement thereto which adds firm aircraft to the Purchase Agreement, or option aircraft deposits, and (ii) the [****] described in Article 1.4 of this Letter Agreement, are not considered advance payments for the purposes of this advance payment [****]

All advance payments received by Boeing to satisfy the [****] In addition, all advance payments received by Boeing to satisfy the [****] can be applied across any Aircraft on the Purchase Agreement at Boeing’s discretion, and will be retained until the [****] is no longer required.

The [****] applies to all of the Aircraft identified in [****] of the Purchase Agreement and the relevant Tables in the Reference (b) purchase agreement as of the date of concurrent execution of PA 3780 and Supplemental Agreement No. 21 (SA-21) to the Reference (b) purchase agreement. Boeing and Customer agree that this [****], with mutually agreed adjustment, [****] under the Purchase Agreement with the further limitation that [****] Boeing at such time as the [****] payments held by Boeing does not [****] of the [****] all Aircraft and relevant aircraft contracted under the Reference (b) purchase agreement scheduled for delivery within the following [****].

Customer will pay advance payments for aircraft delivering under the Purchase Agreement pursuant to the advance payment schedule [****] until such time as the [****] amount of advance payments paid to Boeing equals the [****]. Once the [****] has been reached and for as long as it is maintained, Customer may [****] Boeing pursuant to the [****] (the [****] Payments).

Upon delivery of an Aircraft, Boeing will apply to the balance due invoice for such delivering Aircraft the amount of advance payments paid by Customer for the respective delivering Aircraft. This action will, if no other action is taken, [****] until either (i) all [****]

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payments Matters	PAGE 4
BOEING PROPRIETARY

Payments have been paid or (ii) until the [****] amount of [****] payments held by Boeing [****].

6.       Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to [****] the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due. .

7.       Payments

7.1 Payments due upon reaching a Definitive Agreement are to be received by Boeing within [****] such agreement, or supplemental agreement. All of the other periodic advance payments described in the payment schedule(s) [****] are each due on the first (1st) business day of each respective month. Any payments received [****] after its due date will be subject to a late payment interest charge calculated on the basis of a [****] annual rate. Late payment interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be included in the final delivery invoice for the respective aircraft.

7.2 Notwithstanding the late payment interest charges described in Article 7.1 of this Letter Agreement, if Customer does not make the [****] Payment described in Article 1.4 by [****] the Customer will [****] of a [****]([****] Advance Payment [****] The [****]l Advance Payment will be [****] to the Aircraft identified as the [****] pursuant to Table 1 [****] to the Purchase Agreement, and will incur the [****] Advance Payment [****] from [****] to [****] of each [****] Any such [****] charges will be included in the [****] for the respective [****].

For the avoidance of doubt, i) if any of the [****] are [****] pursuant the terms of the AGTA Article 7.4, Customer’s [****] will be reduced by an [****] between the [****] Credit Memorandum” applicable to a) a [****] and b) an Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement, as further detailed in letter agreement no. GOT-PA-3780-LA-1207737 as amended titled “Special Matters”, and ii) no interest on such amount will be due by Customer.

8.       Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payments Matters	PAGE 5
BOEING PROPRIETARY

Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-1207836R4	SA-13
Advance Payments Matters	PAGE 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1804642R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:	[****] Substitution

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] and [****] (individually, [****] Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

In order to provide Customer additional flexibility for growth and market expansion, Boeing offers to Customer, on a subject to available position, production constraints, and other limitations basis, [****] substitution rights for Aircraft delivering in [****] Substitute Aircraft). For the sake of clarity, a [****] Substitute Aircraft is a Boeing aircraft other than [****] aircraft. Customer may substitute the purchase of [****] Substitute Aircraft in place of Aircraft, subject to the [****] (as described in the table below) and the following terms and conditions:

[****] Substitution Ratio	[****] Aircraft MTOW

1.               Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a [****] Substitute Aircraft no later than the [****] prior to the scheduled month of delivery of the Aircraft for which it will be substituted.

2.               Boeing’s Production Capability.

2.1           Customer’s substitution right is on a subject to available position, production constraints, and other limitations basis, for the [****] Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery position for [****] Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-

GOT-PA-3780-LA-1804642R1	SA-13
[****] Substitution	PAGE 1
BOEING PROPRIETARY

dock dates. If Boeing is unable to manufacture the [****] Substitute Aircraft in the scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.2           All of Boeing’s quoted delivery positions for [****] Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3 below.

2.3           Upon offerability of a [****] aircraft, Boeing agrees to provide the Customer a [****]. This substitution right is subject to: (1) Boeing’s Board of Director's approval to offer and [****]; and (2) Customer and Boeing reaching agreement on mutually acceptable terms and conditions for [****], including but not limited to, mutually acceptable delivery positions subject to Boeing’s production constraints, pricing and escalation provisions, configuration, and performance guarantees.

3.               Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the [****] Substitute Aircraft within [****] of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

4.               Price and Advance Payments.

4.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s [****] for the [****] Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the [****] Substitute Aircraft.

4.2           If the APBP for any [****] Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the [****] Substitute Aircraft. If the APBP of the [****] Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

5.               Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s (including Customer as defined in the AGTA, GOL Linhas Aereas S.A.) becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

GOT-PA-3780-LA- 1804642R1	SA-13
[****] Substitution	PAGE 2
BOEING PROPRIETARY

6.               Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA- 1804642R1	SA-13
[****] Substitution	PAGE 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-2103050

GAC Inc.

PO Box 309, Uglanda House

Grand Cayman

KY-1104

Cayman Islands

Subject:	Accommodations Agreement Matters
Reference:	a) Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and Gol Linhas Aereas S.A. (Customer) relating to Model 737-8, 737-10 aircraft (Aircraft)

b) Agreement 6-1163-WEB-1047 titled Accommodations for 737 MAX Disruption (Agreement)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer agree to administratively incorporate already agreed to terms and conditions of the Agreement into the Purchase Agreement for the Aircraft as follows:

1.               [****] Rights

Notwithstanding [****] of the [****] titled [****], Boeing and Customer agree to [****] described in [****] of the [****] for the Aircraft identified in [****] to the Purchase Agreement as a (i) “[****] Aircraft” and (ii) “[****] Aircraft”. In the event that the delivery of an Aircraft identified in [****] as a “[****] Aircraft” is [****] from the [****] set forth in [****], then Boeing and Customer agree to discuss and [****] that is agreeable to both parties.

2.               [****] Credit Memorandum.

The [****] of the [****] for the Aircraft identified in [****] to the Purchase Agreement as a (i) “[****] Aircraft” and (ii) “[****] Aircraft” will be [****] the [****] in the Purchase Agreement as summarized in [****] to the Purchase Agreement under the “[****]” column.

3.               Aircraft [****].

Boeing and Customer agree that as of the date of the execution of the Agreement, the parties [****] in [****] as a “[****] Aircraft” and all related [****] as defined in [****] of the [****]), [****], [****], and other things [****] under the Purchase Agreement and the Agreement, [****] the rights and obligations under the Agreement and the Purchase Agreement regarding

GOT-PA-3780-LA-2103050	SA-13
Accommodations Agreement Matters	PAGE 1
BOEING PROPRIETARY

the non-disclosure of confidential information which rights and obligations shall [****].

4.               [****].

Notwithstanding the terms in the [****] ([****]) Boeing [****] of Boeing Products for the [****] Aircraft [****] to Customer by Boeing or a lessor prior to [****] the [****] of days [****] (i) [****] and (ii) [****] on which [****] of the [****] is [****] or [****]. The [****] under this Article 4 is not assignable to future operators.

5.               Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-2103050	SA-13
Accommodations Agreement Matters	PAGE 2
BOEING PROPRIETARY

AMENDED AND RESTATED

SUPPLEMENTAL AGREEMENT NO. GOT-PA-3780-SA-13

to

Purchase Agreement No. PA-3780

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8 Aircraft

THIS AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT NO. 13 (Amended and Restated SA-13) dated July 31, 2020, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and GAC Inc., a company organized under the laws of the Cayman Island (Customer);

Customer and Boeing entered into Purchase Agreement No. PA-3780, dated October 01, 2012 as amended, and supplemented, (Purchase Agreement) relating to the [****] (collectively and individually Aircraft); and this Amended and Restated SA-13 shall replace Supplemental Agreement No. 13 (SA-13) dated July 26, 2021 and shall be deemed to be the applicable “SA-13” in any other document executed or delivered in connection with the delivery of the Aircraft unless the context expressly requires otherwise. The Amended and Restated SA-13 is incorporated and amends the Purchase Agreement as follows:

WHEREAS, Customer and Boeing wish to amend the Purchase Agreement for the purchase and sale of [****] and [****] Boeing Model [****] (the [****] Aircraft).

WHEREAS, Customer and Boeing wish to administratively incorporate certain terms and conditions that were previously executed in agreement number 6-1163-WEB-1047, “Accommodations for 737 MAX Disruption,” dated March 20, 2020, including but not limited to the following:

[****] delivery positions of [****] Aircraft (the [****] Aircraft) and [****] Aircraft (the [****] [****] Aircraft) (collectively, the [****] Aircraft);

[****] Aircraft, with current scheduled delivery positions [****] (the [****] Aircraft);

[****] [****] Aircraft into [****] Aircraft (the [****] Substitution Aircraft);

[****] [****] Aircraft into [****] Aircraft (the [****] Substitution Aircraft);

GOT-PA-3780-SA-13	Page 1
BOEING PROPRIETARY

[****] [****] for the remaining [****] Aircraft ([****] Aircraft); and

The [****] Aircraft, the [****] Aircraft, [****] Substitution Aircraft, [****] Substituted Aircraft, and [****] Aircraft will collectively be referred to as the [****] Aircraft.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

Table of Contents.

Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this SA-13 into the Purchase Agreement.

Tables.

Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the new delivery positions of the [****] Aircraft.

Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the (a) [****] positions of the [****] Aircraft, (b) the [****] of [****] Aircraft, and (c) the addition of [****] Substitution Aircraft.

Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” is deleted in its entirety and replaced with new Table [****], “Aircraft Delivery, Description, Price and Advance Payments,” to reflect the addition of [****] Substitution Aircraft.

Table [****] “[****] Delivery, Description, Price and Advance Payments,” is added to and incorporated into the Purchase Agreement to document the delivery positions and pricing related to the [****] Aircraft.

Exhibit.

Exhibits [****] through [****], “Aircraft Configuration” are added to and incorporated into the Purchase Agreement to document the aircraft configuration relating to the [****] Aircraft.

Letter Agreements.

Letter Agreement GOT-PA-3780-LA-2102847, “[****] Aircraft Matters,” (attached hereto) is added to and incorporated into the Purchase Agreement to specify business considerations related to the [****] Aircraft.

Letter Agreement GOT-PA-3780-LA-2103050, “Accommodations Agreement Matters” (attached hereto) is added to and incorporated into the Purchase Agreement to document the specific terms and conditions relating to the [****] Aircraft.

GOT-PA-3780-SA-13	Page 2
BOEING PROPRIETARY

Letter Agreement GOT-PA-3780-LA-1207737R3, “Special Matters” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1207737R4, “Special Matters” (attached hereto) to document the applicability of [****][****] to the [****] Aircraft.

Letter Agreement GOT-PA-3780-LA-1207836R3, “Advance Payment Matters” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1207836R4, “Advance Payment Matters” (attached hereto) to reflect the [****] certain matters related to advance payment [****].

Letter Agreement GOT-PA-3780-LA-1804642, “[****] Substitution,” is deleted in its entirety and replaced with Letter Agreement GOT-PA-3780-LA-1804642R1, “[****] Substitution” (attached hereto) to document the agreed to available number of [****] Substitute Aircraft [****]

Letter Agreement GOT-PA-3780-LA-1207848R5, [****] [****] is here by deleted in its entirety due to the [****] the [****] Aircraft.

Miscellaneous.

The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Amended and Restated SA-13 by this reference.

This Amended and Restated SA-13 will become effective upon execution and receipt by both Parties on or before July 31, 2021, after which date this Amended and Restated SA-13 will be null and void and have no force or effect.

GOT-PA-3780-SA-13	Page 3
BOEING PROPRIETARY

AGREED AND ACCEPTED this

July 31, 2021
Date

THE BOEING COMPANY	GAC INC

[****]	[****]

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-SA-13	Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

Supplemental Agreement NUMBER 13

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

[****]	[****] Aircraft Information Table	SA-13
[****]	[****] Aircraft Information Table	SA-13
[****]	[****] Aircraft Information Table	SA-13
[****]	[****] Remarket Aircraft Information Table	SA-13

EXHIBIT
A	[****] Aircraft Configuration	SA-9
A2	[****] Aircraft Configuration	SA-10
A3	[****] Aircraft Configuration	SA-13
A4	[****] Aircraft Configuration	SA-13
A5	[****] Aircraft Configuration	SA-13
A6	[****] Aircraft Configuration	SA-13
A7	[****] Aircraft Configuration	SA-13
A8	[****] Aircraft Configuration	SA-13
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA-8
CS1.	Customer Support Variables	SA-9
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number
GOT-PA-3780-LA-1207832	Loading of Customer Software
GOT-PA-3780-LA-1207833	Spare Parts Initial Provisioning
GOT-PA-3780-LA-1207834	Purchase Rights
GOT-PA-3780-LA-1207835R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1207836R4	Advance Payments Matters	SA-13
GOT-PA-3780-LA-1207838R1	Promotional Support	SA-3
GOT-PA-3780-LA-1207737R4	Special Matters	SA-13
GOT-PA-3780-LA-1207734R1	[****] Non Excusable Delay	SA-3
GOT-PA-3780-LA-1207839	Demonstration Flight Waiver
GOT-PA-3780-LA-1207840R4	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1207841	Boeing Purchase of Buyer Furnished Equipment
GOT-PA-3780-LA-1207842R1	Open Matters	SA-10
GOT-PA-3780-LA-1207845	AGTA Matters
~~GOT-PA-3780-LA-1207848R5~~	[****] ~~Positions~~	SA-13
GOT-PA-3780-LA-1207735R2	Performance Matters [****]
GOT-PA-3780-LA-1207830	[****] Guarantee [****]
GOT-PA-3780-LA-1207847	Aircraft [****] Program
GOT-PA-3780-LA-1501790R1	[****] Substitution of Model [****] into Model [****] Aircraft	SA-7
GOT-PA-3780-LA-1600544	Other Payment Matters	SA-10
GOT-PA-3780-LA-1701805	Seller Purchased Equipment	SA-9
GOT-PA-3780-LA-1804583	[****] Performance Guarantees	SA-10
GOT-PA-3780-LA-1804642R1	[****] Substitution	SA-13
GOT-PA-3780-LA-1804661	[****] Aircraft Purchase [****]	SA-10
GOT-PA-3780-LA-1804029	[****] Escalation Program	SA-10
GOT-PA-3780-LA-1804679	Aircraft Model Substitution [****]	SA-10
GOT-PA-3780-LA-1804682	Substitution of Model [****]	SA-10
GOT-PA-3780-LA-2102847	Special Matters - [****] Aircraft	SA-13
GOT-PA-3780-LA-2103050	Accommodations Agreement Matters	SA-13

GOT-PA-3780-SA-13	Page 2
BOEING PROPRIETARY

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	1	October	2012
SA-2	4	November	2013
SA-3	2	October	2015
SA-4	2	October	2015
SA-5	6	November	2015
SA-6		Not used	2016
SA-7	19	April	2016
SA-8	5	December	2016
SA-9	22	January	2017
SA-10	12	September	2018
SA-11	21	November	2018
SA-12	23	September	2019
SA-13		July	2021

GOT-PA-3780-SA-13	Page 3
BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula:
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data:
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE) [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate [****]
Seller Purchased Equipment (SPE) Estimate [****]
LIFT Seats Provided by Boeing (Estimate): [****]
Deposit per Aircraft: [****]

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

Escalation at delivery will be calculated per the standard Supplemental Exhibit AE1

BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula: [****]
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data:
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE): [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate: [****]
Seller Purchased Equipment (SPE) Estimate: [****]
LIFT Seats Provided by Boeing (Estimate): [****]
Deposit per Aircraft:

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: [****]	Detail Specification: [****]
Engine Model/Thrust: [****]	Airframe Price Base Year/Escalation Formula: [****]
Airframe Price: [****]	Engine Price Base Year/Escalation Formula: [****]
Optional Features: [****]
Sub-Total of Airframe and Features: [****]	Airframe Escalation Data: [****]
Engine Price (Per Aircraft): [****]	Base Year Index (ECI): [****]
Aircraft Basic Price (Excluding BFE/SPE) [****]	Base Year Index (CPI): [****]
Buyer Furnished Equipment (BFE) Estimate [****]
Seller Purchased Equipment (SPE) Estimate [****]
LIFT Seats Provided by Boeing (Estimate) [****]
Deposit per Aircraft [****]

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

BOEING PROPRIETARY

Table [****] To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[****] Delivery Month	[****] Delivery Month	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Identifier Group	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos• Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

[****]

BOEING PROPRIETARY

Table 1-4 To
Purchase Agreement No. PA-03780

[****]

Aircraft Model	Aircraft Rank*	Delivery Month	Exhibit A Reference	[****] Price
[****] *Aircraft Rank is provided for administrative purposes only, [****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A3 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A3

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A4 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A4

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A5 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A5

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A6 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A6

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A7 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A7

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

[****]

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

BETWEEN

THE BOEING COMPANY

AND

GAC, INC.

Exhibit A8 to Purchase Agreement Number 3780

BOEING PROPRIETARY

EXHIBIT A8

AIRCRAFT CONFIGURATION

DATED JULY 21, 2021

relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A008, revision X, and dated April 30, 2020, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The [****] Price reflects and includes all effects of such Options.

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-2102847

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:	[****] Aircraft Matters

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to [****] aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and is only applicable to [****]. All capitalized terms which are not otherwise defined herein shall have the definitions specified in the Purchase Agreement.

Except as expressly amended by the terms of this Letter Agreement, [****] Aircraft are in all other respects “Aircraft” under the terms of the Purchase Agreement.

1.               [****] Aircraft Configuration.

1.1       The [****] Aircraft were [****] as described in this Letter Agreement. [****] Seller Purchased Equipment (SPE), and maximum takeoff weight (MTOW) and engine thrust as described below ([****] Configurations).

1.2       Notwithstanding the configuration described in Exhibits [****] through [****], [****] Aircraft will be configured with an MTOW of [****].

1.3       Notwithstanding the configuration described in the applicable [****] Higher operating thrust [****] that [****] thrust must be [****] from Boeing, or Customer must obtain [****] such [****] or [****].

2.               Regulatory Requirements.

The [****] not included in the purchase price of the [****] subject to pricing, offerability, and mutually agreed terms (including delivery schedule) between Customer and Boeing.

3.               Delivery Timing.

The scheduled delivery months of [****] provided in Table 1-4 of the Purchase Agreement.

4.               [****] Pricing and Escalation.

4.1           [****] purchase price at delivery is provided in Table 1-4 of the Purchase Agreement.

GOT-PA-3780-LA-2102847 Remarket Aircraft Matters	Page 1 SA-13
BOEING PROPRIETARY

4.2           [****] Credit Memoranda. [****] delivery of the [****], Boeing will issue to Customer a [****] in the [****] amount [****] can be used solely for [****] and services and will be made available to Customer [****].

4.3           [****] prices provided in Table 1-4 are based on Customer taking delivery [****] tendered for delivery by Boeing. If Customer delays acceptance [****] in addition to Boeing’s rights under the [****] for such [****] will [****] at a [****] amount [****] for each calendar month [****] after [****].

5.                Relevant SPE.

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases and that is identified as SPE in the Detail Specification for an aircraft. [****] The following terms apply to the Relevant SPE:

5.1           [****] will be delivered with the [****] is necessary for Boeing to obtain the FAA export certificate of airworthiness [****].

5.2           Supplier Warranty. Boeing will engage with the suppliers of the Relevant SPE to assist Customer in obtaining [****]. In addition, Customer understands and agrees that it will work directly with the suppliers of Relevant SPE [****].

5.3           [****] Considerations. Boeing will coordinate directly with the suppliers of the Relevant SPE [****]. Customer acknowledges that it will not seek or claim any incentives or discounts related to the Relevant SPE from the applicable suppliers [****].

5.4           Indemnification. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with any nonconformance or defect in any Relevant SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the Relevant SPE. For purposes of this indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

6.               [****]

6.1           [****] will deliver to customer [****] Configuration [****], except for [****] prior to delivery [****]:

6.1.1     [****] - [****];

6.1.2     Placards required by Customer’s regulatory authority for certification and Customer’s standard operation;

6.1.3     Boeing aircraft operational software [****];

6.1.4     [****] manuals (AFM/FCOM/QRH, maintenance manuals); and

6.1.5     Airplane identification / coding [****].

GOT-PA-3780-LA-2102847 [****] Matters	Page 2 SA-13
BOEING PROPRIETARY

6.2           [****] configuration [****] requested by Customer will [****] Customer and Boeing.

7.               Assignment.

Unless otherwise noted herein, the provisions described in this Letter Agreement are provided as a accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.               Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]
[****]	[****]

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-2102847 [****] Matters	Page 3 SA-13
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1207737R4

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:	Special Matters

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Aircraft and Aircraft that become the subject of model substitution under the terms and conditions of any applicable aircraft minor model substitution letter agreement. Any Aircraft that are substituted from [****] aircraft are hereinafter defined [****] Substitute Aircraft. Any Aircraft that are substituted from [****] to become [****] are hereinafter defined [****] Substitute Aircraft Any Aircraft that are substituted [****] become [****] hereinafter defined [****] Substitute Aircraft.

Any Aircraft that are substituted from [****] to become [****] hereinafter defined [****] Substitute Aircraft. The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of the Purchase Agreement and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. For clarity, this Letter Agreement is not applicable [****] of the Purchase Agreement.

1.       [****] Requirement

Customer shall purchase [****] aircraft by means of an Option Exercise under the terms and conditions of Purchase Agreement 2910, Supplemental Agreement 21, concurrent with the execution of the Purchase Agreement to obtain the business considerations described in this Letter Agreement. This obligation has been fulfilled.

2.       [****] Credit Memoranda

[****] Advance Payment required under GOT-PA-3780-LA-1207836 Advance Payment Matters was [****] as such, [****] credit memoranda ([****] Credit Memoranda) for the [****] Aircraft will be the following amounts depending on delivery date:

2.1       Applicable to the [****] and [****].

GOT-PA-3780-LA-1207737R4 Special Matters	Page 4 SA-13
BOEING PROPRIETARY

2.1.1 The [****] Credit Memoranda for [****] will be:

(i) [****] Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft identified as a [****] or [****] pursuant to Table 1 to the Purchase Agreement.

2.2       Applicable to [****] and [****].

2.2.1 [****] Credit Memoranda for [****] Aircraft and will be:

(i) [****] Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft for the remaining [****] identified [****] or [****] pursuant to Table 1 to the Purchase Agreement

2.3       Applicable [****] and [****].

2.3.1 [****] Credit Memoranda for [****] will be:

(i) [****] identified as [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] Aircraft [****] or [****].

2.4        Applicable [****] Aircraft:

2.4.1 [****] Credit Memoranda for [****] will be:

(i) [****] identified as a [****] pursuant to Table 1 to the Purchase Agreement; and

(ii) [****] identified as [****] or [****] pursuant to Table 1 to the Purchase Agreement.

2.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, [****] Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

3.       [****] Credit Memoranda

3.1       Applicable to [****] and [****].

Boeing will provide Customer with [****] credit memoranda ([****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

3.2       Applicable to [****] and [****].

[****] Credit Memoranda associated with the purchase of [****] in the amount of [****].

3.3       Applicable to [****]

[****] Credit Memoranda associated with the purchase [****] will be [****].

3.4        Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****].

GOT-PA-3780-LA-1207737R4 Special Matters	Page 5 SA-13

3.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

4.       [****] Credit Memoranda

In recognition of the Customer [****], Boeing will provide the following [****]:
4.1 Applicable to [****] and [****]:

Boeing will provide Customer with a [****] credit memoranda [****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

4.2       Applicable to [****] and [****]:

[****] Credit Memoranda associated with the purchase of the [****] will be [****].

4.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

4.4       Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

4.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****] or for [****], but not for [****]

4.6       Boeing has the right to [****] at delivery of the Aircraft, [****] Substitute Aircraft, as applicable, if one of the following conditions are met:

(i)              [****] in the [****] category with a Maximum Takeoff Weight (MTOW) ranging from [****] pounds from [****]; and

(ii)             [****] in the [****] category with a [****] from [****] pounds from [****].

5.       [****] Credit Memoranda

In recognition of the Customer [****] operator, Boeing will provide the following special consideration:

5.1       Applicable to [****] and [****]:

Boeing will provide Customer with a [****] credit memoranda ([****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****].

5.2       Applicable to [****] and [****]

[****] Credit Memoranda associated with the [****] will be [****].

5.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

5.4       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

GOT-PA-3780-LA-1207737R4 Special Matters	Page 6 SA-13

5.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for [****] or for [****], but not for [****].

6.       [****] Credit Memoranda

In recognition of the Customer [****], Boeing will provide the following [****]:

6.1       Applicable to [****] and [****]:

Boeing will provide Customer with [****] credit memoranda [****] Credit Memoranda) associated with the purchase of the Aircraft in the amount of [****]

6.2       Applicable to [****] and [****]

[****] Credit Memoranda associated with the purchase of the [****] will be [****]

6.3       Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

6.4       [****] Credit Memoranda will be issued [****] with the [****] of each of the Aircraft [****] Substitute Aircraft, as applicable, and may be used for [****], or for [****], but not for [****].

6.5       Boeing has the right to [****] Credit Memoranda at delivery of the Aircraft, [****] Aircraft, as applicable, if one of the following conditions are met:

(i)              [****] or the [****] and

(ii)             [****] or the [****]

7.       [****] Credit Memorandum

7.1 Applicable to [****] or [****]

In recognition of Customers [****], Boeing will provide Customer a [****] credit memorandum [****] Credit Memorandum) in the amount of [****]

7.2 Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

7.3 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****].

7.4 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

7.5       [****] Credit Memoranda will be issued concurrently with the delivery of each Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may only be used [****] but may not be used for [****]

8.       [****] Credit Memorandum

8.1 Applicable to [****] and [****]

GOT-PA-3780-LA-1207737R4 Special Matters	Page 7 SA-13

In recognition of [****] Boeing will provide Customer [****] credit memorandum ([****] Credit Memorandum) in the amount of [****], subject to [****] at the time of [****] delivery.

8.2       Applicable to [****] and [****]:

[****] Credit Memoranda associated with the [****] will be [****], subject to [****] at the time of each [****] delivery.

8.3       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****], subject to [****] at the time of [****] delivery.

8.4       Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****], subject to [****] at the time [****] delivery.

8.5        [****] Credit Memorandum may not be applied [****]

9.       [****] Credit Memoranda

9.1 Applicable to [****] and [****]

In recognition of the need for Customer [****] Boeing will provide [****] credit memorandum [****] Credit Memorandum) in the amount of [****]

9.2 Applicable to [****] and [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

9.3 Applicable to [****]

[****] Credit Memoranda associated with the purchase of [****] will be [****]

9.4 Applicable to [****]:

[****] Credit Memoranda associated with the purchase of [****] will be [****]

[****] Credit Memoranda will be issued [****] the [****] of each of the Aircraft, [****] Aircraft, or [****] Aircraft, as applicable, and may be used for the [****] Credit Memoranda to Customer may not be [****].

10.       [****] Credit Memoranda

10.1       For [****] that Customer purchases [****], Boeing will provide [****] Credit Memoranda in the amount of [****]. Customer may purchase [****] Credit Memorandum will not exceed [****]

11.       [****]

11.1       In recognition of increased demand and competition [****] Boeing will provide Customer [****], as further described below:

GOT-PA-3780-LA-1207737R4 Special Matters	Page 8 SA-13

Aircraft	MSN
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

The above MSN’s may change but the number of Aircraft [****]

12.       [****] Credit Memoranda

12.1       Boeing will provide Customer [****] credit memorandum [****] Credit Memorandum) in the [****] of [****] Credit Memorandum will be issued no later than [****] to a bank account designated by Customer.

12.2 Boeing will provide Customer [****] credit memorandum [****] Credit Memorandum) in the [****] amount of [****] Credit Memorandum will be issued no later than [****] to a [****]

13.       [****]

(a) In the event that the Customer converts a Purchase Right as granted in Letter Agreement GOT-PA-03780-LA-1207834 into a firm Aircraft purchase, that exercised purchase right aircraft is provided [****] the [****]

(b) Exercised purchase right aircraft may be [****] into [****] Aircraft or [****] Aircraft or [****] per the terms and conditions defined in applicable minor model substitution letter agreement. In the event that this occurs, [****] aircraft will be provided [****] the [****] as applicable in paragraphs 2 through 9 above.

(c) Aircraft originating from a purchase right exercise will also be [****] Aircraft, [****] Aircraft, or [****] Aircraft as applicable as in the Purchase Agreement, with the noted exception that adjustments will be required in some instances due to having the aircraft originating from a purchase right exercise in a different base year dollars than the Aircraft. [****] which will require adjustments to accommodate aircraft originating base year dollars other than [****] as applicable, as purchase rights are exercised.

GOT-PA-3780-LA-1207737R4 Special Matters	Page 9 SA-13

14.       Advance Payments and Base Year Pricing – Aircraft and Substitute Aircraft

(a) The [****] terms and conditions for the [****] are the same as those terms and conditions described in the current version of Letter Agreement No. GOT-PA-03780-LA-1207836, Advance Payment Matters to the Purchase Agreement.

(b) The terms and conditions regarding then-current base pricing of the airframe and features in the current versions of the Letter Agreement No. GOT-PA-3780-LA-1207835, [****] and Letter Agreement No. GOT-PA-3780-LA-1501790, [****] and GOT-PA-3780 Substitution [****] which allows for substitution [****] aircraft notwithstanding, the base year pricing will [****] as [****] aircraft originating from the exercise of a purchase right and subsequent or concurrent substitution from [****] the [****] Aircraft, the base year pricing will [****] Substitute that come from firm Aircraft as of SA-10 and not those [****] originating from exercise of a purchase right.

15.       Escalation of Credit Memoranda

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [****] are in [****] base year dollars [****] Substitute Aircraft and 737-9 Substitute Aircraft and in [****] base year dollars for [****] and will be escalated to the scheduled month of the respective Aircraft, [****] Aircraft, or [****] Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. Note that this includes the effect of Letter Agreement No. GOT-PA-03780-LA-1207840, [****] Base Year Pricing, and GOT-PA-03780-LA-1804029 [****] The Credit Memoranda may, at the election of Customer, be [****].

16.       Assignment

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and GOL Linhas Aereas S.A. becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

17.       Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Launch Customer Credit Memorandum contained in paragraph 4 above, in the event of any unauthorized disclosure by Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

GOT-PA-3780-LA-1207737R4 Special Matters	Page 10 SA-13

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]
[****]	Signature

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-1207737R4 Special Matters	Page 11 SA-13

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1207836R4

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject: Advance Payment Matters

Reference:	a) Purchase Agreement No. PA-3780 (PA 3780) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] and [****] (individually, [****], and collectively, Aircraft)

b) Purchase Agreement No. 2910 (PA 2910) between The Boeing Company (Boeing) and GOL Transportes Aereos SA ([****] Customer) relating to [****] aircraft (the [****])

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

For the purposes of this Letter Agreement, (i) “Block 1 Aircraft” are defined as [****] Aircraft and [****] Aircraft, and (ii) the “Block 2” Aircraft are defined as [****] Aircraft, as of the date of this SA-13.

1.               Advance Payment Schedule:

[****] Boeing agrees that Customer [****] the following [****] subject to the terms and conditions further described herein:

1.1           [****] Payment Schedule:

1.2           Block 1 Definitive Agreement Payment.

1.2.1     At the time of Definitive Agreement (DA), the Definitive Agreement Payment (DA Payment) of [****] of the Advance Payment Base Price (APBP) per Aircraft is due from Customer. Customer [****] between [****] of the APBP per Block 1 Aircraft and [****] per Block 1 Aircraft (Block 1 [****] Payment).

1.2.2     The Block 1 [****] Payment will [****], and [****] the [****] amount will be calculated per Article [****].

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 1
BOEING PROPRIETARY

1.3           Block 2 Definitive Agreement Payment.

1.3.1     With respect to the Block 2 Aircraft, [****] Block 2 Aircraft (Block 2 [****] Payment).

1.3.2     Customer shall pay the Block 2 [****] Payment per the schedule below :

1.4           [****] Advance Payment for the [****].

1.4.1     Notwithstanding the [****] Payment Schedule described in Article 1.1, Customer agrees to make an [****] payment of [****] Advance Payment) no later [****] For the sake of clarity it is hereby confirmed in the Supplemental Agreement 10 that the [****]

[****] Customer will pay to Boeing's account the full amount of the [****] Advance Payment within thirty (30) days [****].

1.5           [****] Advance Payment Schedule.

1.5.1     [****] Definitive Agreement Payment.

1.5.1.1                    [****] Initial Advance Payment. Upon execution of SA-13 to the Purchase Agreement, Customer will pay an initial advance payment in the amount of [****] Initial Advance Payment) for [****] listed on Table [****] to the Purchase Agreement [****].

1.5.1.2                    [****] Definitive Agreement Advance Payment. Upon execution of SA-13 to the Purchase Agreement, in addition to the [****] Initial Advance Payment, Customer will owe advance payments of [****] for a total of [****] Definitive Agreement Advance Payment).

(i)	Under a separate arrangement between Boeing and Customer, Boeing has [****]. [****] to Customer, [****] the [****] business consideration [****] Amount) and apply such [****] Amount towards [****] Agreement [****]

1.6           [****] Advance Payment Schedule.

1.6.1     Notwithstanding [****] Advance Payment Schedule, Customer and Boeing agree that the following [****] schedule set forth in the table below shall apply to the [****] Advance Payment [****]

[****]

1.6.2     The [****] Payment Schedule [****] for each respective Aircraft will [****] Aircraft ([****] Advance Payments).

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 2
BOEING PROPRIETARY

1.6.3     In the event Customer [****] accordance to the [****] Payment Schedule, then the [****] Advance Payment Schedule [****] to Customer, and Customer [****] in accordance to the [****] Advance Payment Schedule.

2.               [****] Payments:

The foregoing [****] as described in Article 1 above, the Block 1 [****], as described in Article 1.2 above, and the Block 2 [****], as described in Article 1.3 above, constitutes [****] due Boeing pursuant to the advance payment schedule as set forth in [****] of the Purchase Agreement. Accordingly, Customer shall pay [****] to Boeing on all such [****] of the advance payments for the Aircraft, as described herein.

[****] will be [****] on the [****] payments. [****] on the [****] payments will accrue at an [****] equal to the [****] rate as published in the Wall Street Journal, U. S. Edition, and [****], calculated in arrears, [****] charge will be calculated on a [****] day year.

Unless otherwise stated herein, [****] payments will be due on the first business day of each calendar quarter, for the previous calendar quarter, and will be computed on the basis of the actual number of elapsed days for the period commencing on the date such deferred amounts would have been due and terminating on the date of delivery of the designated Aircraft.

Further to the above, following the calculation method stated above, all such calendar quarter [****] charge payments shall be further [****] such that [****] payments for all of the designated Aircraft will be made at the time of each such designated Aircraft delivery. Any [****] payments for such Aircraft are due and payable [****] of the designated Aircraft.

3.               [****]

3.1           [****] Payment Schedule

Notwithstanding the [****] detailed in Article 2 of this Letter Agreement, provided Customer stays [****] as detailed in Article 1, Boeing agrees to [****] on all Aircraft listed in [****] of the Purchase Agreement, as of the signing of this Letter Agreement, incurred from [****] Payment Schedule described in Article 1.

3.2           [****] Payment

Boeing agrees to [****] for the Block 2 Aircraft detailed in Article 2 of this Letter Agreement. If Customer [****] per the schedule described in Article 1.3.2 above, the [****] detailed in Article 2 of this Letter Agreement for the [****] Payment will be due at delivery of each affected Block 2 Aircraft.

Regarding the Block 1 Aircraft, for the avoidance of any doubt, the [****] incurred by the Block 1 [****] Payments [****]

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 3
BOEING PROPRIETARY

4.               [****] of Aircraft

4.1           In the event of a [****], of any of the Aircraft under the terms of the Agreement, Boeing will [****] Customer under the above described [****] Schedule after giving effect [****] Boeing in [****] of such [****] amounts.

4.2           In the event of a [****], except as provided for in Article 2 of the Purchase Agreement, [****], of any of the Aircraft under the terms of the Agreement, Boeing will [****] payments due from Customer under the above described [****] Payment Schedule after giving [****] Customer will [****] to Boeing of any amounts due [****] or other charges, as a result of such [****] amounts applicable to such [****] delivery position.

4.3           In the event that previously paid advance payments are to be returned to Customer pursuant to the contract termination terms and conditions of the Aircraft General Terms Agreement or Purchase Agreement, [****].

5.               Advance Payment [****]

Boeing agrees, pursuant to the terms described below, to [****] paid by Customer with respect to the [****] of the Purchase Agreement and the Reference (b) purchase agreement at [****] For clarification purposes, [****] due upon signing of the Purchase Agreement, and/ or any [****] of a Supplemental Agreement thereto which adds firm aircraft to the Purchase Agreement, or option aircraft deposits, and (ii) the [****] described in Article 1.4 of this Letter Agreement, are not considered advance payments for the purposes of this advance payment [****]

All advance payments received by Boeing to satisfy the [****] In addition, all advance payments received by Boeing to satisfy the [****] can be applied across any Aircraft on the Purchase Agreement at Boeing’s discretion, and will be retained until the [****] is no longer required.

The [****] applies to all of the Aircraft identified in [****] of the Purchase Agreement and the relevant Tables in the Reference (b) purchase agreement as of the date of concurrent execution of PA 3780 and Supplemental Agreement No. 21 (SA-21) to the Reference (b) purchase agreement. Boeing and Customer agree that this [****], with mutually agreed adjustment, [****] under the Purchase Agreement with the further limitation that [****] Boeing at such time as the [****] payments held by Boeing does not [****] of the [****] all Aircraft and relevant aircraft contracted under the Reference (b) purchase agreement scheduled for delivery within the following [****].

Customer will pay advance payments for aircraft delivering under the Purchase Agreement pursuant to the advance payment schedule [****] until such time as the [****] amount of advance payments paid to Boeing equals the [****]. Once the [****] has been reached and for as long as it is maintained, Customer may [****] Boeing pursuant to the [****] (the [****] Payments).

Upon delivery of an Aircraft, Boeing will apply to the balance due invoice for such delivering Aircraft the amount of advance payments paid by Customer for the respective delivering Aircraft. This action will, if no other action is taken, [****] until either (i) all [****] Payments have been paid or (ii) until the [****] amount of [****] payments held by Boeing [****].

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 4
BOEING PROPRIETARY

6.       Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to [****] the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due. .

7.       Payments

7.1 Payments due upon reaching a Definitive Agreement are to be received by Boeing within [****] such agreement, or supplemental agreement. All of the other periodic advance payments described in the payment schedule(s) [****] are each due on the first (1st) business day of each respective month. Any payments received [****] after its due date will be subject to a late payment interest charge calculated on the basis of a [****] annual rate. Late payment interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be included in the final delivery invoice for the respective aircraft.

7.2 Notwithstanding the late payment interest charges described in Article 7.1 of this Letter Agreement, if Customer does not make the [****] Payment described in Article 1.4 by [****] the Customer will [****] of a [****]([****] Advance Payment [****] The [****]l Advance Payment will be [****] to the Aircraft identified as the [****] pursuant to Table 1 [****] to the Purchase Agreement, and will incur the [****] Advance Payment [****] from [****] to [****] of each [****] Any such [****] charges will be included in the [****] for the respective [****].

For the avoidance of doubt, i) if any of the [****] are [****] pursuant the terms of the AGTA Article 7.4, Customer’s [****] will be reduced by an [****] between the [****] Credit Memorandum” applicable to a) a [****] and b) an Aircraft identified as a [****] pursuant to Table 1 to the Purchase Agreement, as further detailed in letter agreement no. GOT-PA-3780-LA-1207737 as amended titled “Special Matters”, and ii) no interest on such amount will be due by Customer.

8.       Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 5
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]	[****]

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-1207836R4 Advance Payment Matters	SA-13 Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-1804642R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:	[****] Substitution

Reference:	Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to [****] and [****] (individually, [****] Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

In order to provide Customer additional flexibility for growth and market expansion, Boeing offers to Customer, on a subject to available position, production constraints, and other limitations basis, [****] substitution rights for Aircraft delivering in [****] Substitute Aircraft). For the sake of clarity, a [****] Substitute Aircraft is a Boeing aircraft other than [****] aircraft. Customer may substitute the purchase of [****] Substitute Aircraft in place of Aircraft, subject to the [****] (as described in the table below) and the following terms and conditions:

[****] Substitution Ratio	[****] Aircraft MTOW

1.               Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a [****] Substitute Aircraft no later than the [****] prior to the scheduled month of delivery of the Aircraft for which it will be substituted.

2.               Boeing’s Production Capability.

2.1           Customer’s substitution right is on a subject to available position, production constraints, and other limitations basis, for the [****] Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery position for [****] Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the [****] Substitute Aircraft in the scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

GOT-PA-3780-LA-1804642R1 [****] Substitution	SA-13 Page 1
BOEING PROPRIETARY

2.2           All of Boeing’s quoted delivery positions for [****] Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3 below.

2.3           Upon offerability of a [****] aircraft, Boeing agrees to provide the Customer a [****]. This substitution right is subject to: (1) Boeing’s Board of Director's approval to offer and [****]; and (2) Customer and Boeing reaching agreement on mutually acceptable terms and conditions for [****], including but not limited to, mutually acceptable delivery positions subject to Boeing’s production constraints, pricing and escalation provisions, configuration, and performance guarantees.

3.               Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the [****] Substitute Aircraft within [****] of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

4.               Price and Advance Payments.

4.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s [****] for the [****] Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the [****] Substitute Aircraft.

4.2           If the APBP for any [****] Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the [****] Substitute Aircraft. If the APBP of the [****] Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

5.               Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s (including Customer as defined in the AGTA, GOL Linhas Aereas S.A.) becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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BOEING PROPRIETARY

6.               Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-1804642R1 [****] Substitution	SA-13 Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GOT-PA-3780-LA-2103050

GAC Inc.

PO Box 309, Uglanda House

Grand Cayman

KY-1104

Cayman Islands

Subject:	Accommodations Agreement Matters
Reference:	a) Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and Gol Linhas Aereas S.A. (Customer) relating to Model 737-8, 737-10 aircraft (Aircraft)

b) Agreement 6-1163-WEB-1047 titled Accommodations for 737 MAX Disruption (Agreement)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer agree to administratively incorporate already agreed to terms and conditions of the Agreement into the Purchase Agreement for the Aircraft as follows:

1.               [****] Rights

Notwithstanding [****] of the [****] titled [****], Boeing and Customer agree to [****] described in [****] of the [****] for the Aircraft identified in [****] to the Purchase Agreement as a (i) “[****] Aircraft” and (ii) “[****] Aircraft”. In the event that the delivery of an Aircraft identified in [****] as a “[****] Aircraft” is [****] from the [****] set forth in [****], then Boeing and Customer agree to discuss and [****] that is agreeable to both parties.

2.               [****] Credit Memorandum.

The [****] of the [****] for the Aircraft identified in [****] to the Purchase Agreement as a (i) “[****] Aircraft” and (ii) “[****] Aircraft” will be [****] the [****] in the Purchase Agreement as summarized in [****] to the Purchase Agreement under the “[****]” column.

3.               Aircraft [****].

Boeing and Customer agree that as of the date of the execution of the Agreement, the parties [****] in [****] as a “[****] Aircraft” and all related [****] as defined in [****] of the [****]), [****], [****], and other things [****] under the Purchase Agreement and the Agreement, [****] the rights and obligations under the Agreement and the Purchase Agreement regarding the non-disclosure of confidential information which rights and obligations shall [****].

GOT-PA-3780-LA-2103050 Accommodations Agreement Matters	SA-13 Page 1
BOEING PROPRIETARY

4.               [****].

Notwithstanding the terms in the [****] ([****]) Boeing [****] of Boeing Products for the [****] Aircraft [****] to Customer by Boeing or a lessor prior to [****] the [****] of days [****] (i) [****] and (ii) [****] on which [****] of the [****] is [****] or [****]. The [****] under this Article 4 is not assignable to future operators.

5.               Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	GAC InC

[****]
Printed name	Printed name

Attorney-in-Fact
Title	Title

GOT-PA-3780-LA-2103050 Accommodations Agreement Matters	SA-13 Page 2
BOEING PROPRIETARY